J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Nasdaq Hedged Equity Laddered Overlay ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated June 27, 2025

to the current Prospectus

Effective immediately, the following changes will be made to the Prospectus of the Fund:

The following is being added as the eleventh paragraph under the “More About the Funds – Additional Information About the Funds’ Investment Strategies” section of the Fund’s Prospectus:

Furthermore, derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above, to the extent they provide investment exposure to investments included within that policy or to one or more of the market risk factors associated with investments included in that policy.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-NHELOETF-625